                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                               __________________

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                               __________________

                     Date of Report (Date of earliest event
                          reported):  October 11, 1996

                               ___________________

                              ELTRAX SYSTEMS, INC.

             (Exact name of registrant as specified in its charter)

     Minnesota                      0-22190                    41-1484525
     ---------                      -------                    ----------
(State of Incorporation)         (Commission                (I.R.S. Employer
                                 File Number)             (Identification No.)


1775 Old Highway 8, St. Paul, Minnesota                                 55112
---------------------------------------                                 -----
(Address of principal executive offices)                            (zip code)


Registrant's telephone number, including area code:  612/633-8373
                                                     ------------

ITEM 8.        CHANGE IN FISCAL YEAR.


On October 11, 1996, the Board of Directors of Eltrax Systems, Inc. determined to change its fiscal year-end from March 31 to December 31. Eltrax Systems, Inc. will file a transition report on Form 10-KSB containing audited financial statements for the nine months ended December 31, 1996 and unaudited financial statements or information for the comparable period ended December 31, 1995.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ELTRAX SYSTEMS, INC.



                              By /s/ Mack V. Traynor, III
                                ----------------------------------------------
                                Mack V. Traynor, III
                                President and Chief Executive Officer


Dated:  October 25, 1996


                                        3